UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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



| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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The following materials were mailed to employees of Knight-Ridder, Inc.


                              [KNIGHT RIDDER LOGO]




MEMO TO:  Corporate Officers        DATE:  June 1, 2006

SUBJECT:   Executive Compensation   FROM:   Mary Jean Connors
               Summary



      Attached is an Executive Compensation Summary that provides a brief description of certain components of your compensation package and the impact of the change in control resulting from the sale of Knight Ridder to McClatchy. This summary includes anticipated payment or conversion dates which are intended only as a guideline for you. Actual payment and conversion dates may depend on various factors, including the availability of all necessary information (such as company financial results for MBO payments) and payroll considerations.

      If you have any questions on this, please feel free to call me or Cathy King.





Attachment

                              [KNIGHT RIDDER LOGO]

                         EXECUTIVE COMPENSATION SUMMARY

IMPORTANT: THIS EXECUTIVE COMPENSATION SUMMARY IS INTENDED ONLY TO PROVIDE YOU WITH A BRIEF DESCRIPTION OF THE CHANGE IN CONTROL AND/OR TERMINATION PROVISIONS OF CERTAIN KNIGHT RIDDER PLANS AND AGREEMENTS AND THE IMPACT OF THE SALE OF KNIGHT RIDDER TO MCCLATCHY (THE "MERGER" AND THE AGREEMENT SETTING FORTH THE TERMS OF THE MERGER, THE "MERGER AGREEMENT"). THIS SUMMARY DOES NOT CONTAIN ALL OF THE DETAILS AND TERMS AND CONDITIONS OF THE APPLICABLE DOCUMENTS. THIS SUMMARY IS NOT MEANT TO INTERPRET, EXTEND OR CHANGE THE PROVISIONS OF THE PLANS, AGREEMENTS AND MERGER AGREEMENT IN ANY WAY. THE APPLICABLE PLAN DOCUMENT OR AGREEMENT OR THE MERGER AGREEMENT WILL GOVERN IN THE EVENT OF ANY DISCREPANCY BETWEEN THIS SUMMARY AND THE PROVISIONS OF THE PLAN, AGREEMENT OR MERGER AGREEMENT.

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                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
Income Security    Agreements provide for            Severance benefits:                    o    Lump sum severance benefits
Agreements         severance benefits to be paid     o    Lump sum payment equal to 3            and life insurance payment will
                   to participants in the event of        times the greater of (i) the           be payable on the first business
                   qualifying terminations (as set        sum of current base salary and         date that is six months after
                   forth in the employee's income         maximum cash bonus opportunity         termination.
                   security agreement) during a           or (ii) the sum of salary and     o    Continued health insurance
                   specified period after a change        cash bonus payable for the last        will be available at active group
                   in control (CIC).                      calendar year preceding the            rates from termination until the
                                                          severance payment.                     end of the third anniversary of
                                                     o    Lump sum payment equal to              date of termination, provided
                                                          an agreed upon amount (set             that continued health insurance
                                                          forth in the amendment to the          will be at the expense of the
                                                          employee's income security             employee until the first business
                                                          agreement) to be received in           day that is 6 months after
                                                          lieu of life insurance benefits        termination at which time the
                                                          for three years following              employee will be reimbursed for
                                                          termination.                           such expense.
                                                     o    Continued health insurance        o    Gross-up payment to employee
                                                          will be available at active            after a determination has been
                                                          group rates from termination           made by the applicable accounting
                                                          until the third anniversary of         firm that a gross-up payment is
                                                          date of termination, provided          due.
                                                          that continued health insurance
                                                          will be at the expense of the
                                                          employee until the first
                                                          business day that is 6

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                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
                                                          months after termination at which
                                                          time the employee will be
                                                          reimbursed for such expense.
                                                     o    Gross-up payment to employee for
                                                          any excess parachute payment
                                                          excise tax that is triggered.
                                                     o    To the extent not otherwise
                                                          exempted under applicable law,
                                                          payments will be ordinary income
                                                          to the employee and federal
                                                          and state income and employment
                                                          tax withholding will apply.
------------------------------------------------------------------------------------------------------------------------------------
2006 Annual        The 2006 Annual Incentive Plan    o    The Annual Incentive Plan         Subject to the employee's continued
Incentive Bonus    (MBO) will be paid on a                will be measured based on         employment through the payment date,
                   pro-rated basis through the            Company performance through the   payments will be made immediately
                   last month prior to the close          last month prior to the close     prior to the closing date in
                   of the Merger.                         of the Merger.                    accordance with the Merger Agreement.
                                                     o    Any non-financial goals (i.e.,
                                                          content) that are not
                                                          measurable at that time will be
                                                          deemed to have been met (see
                                                          attachment).
                                                     o    Awards will be pro-rated based
                                                          on the percentage of the year
                                                          from 1/1/06 through the end of
                                                          the month prior to the close of
                                                          the Merger.
                                                     o    Payments will be ordinary income
                                                          to the employee and federal and
                                                          state income and employment tax
                                                          withholding will apply.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
Transitional       Phantom share grants under the    o    Performance under the LTIP        Payment be made as soon as practical
LTIP - Phantom     LTIP transition plan will be           transition plan will be           on or after the close of the Merger.
Shares             paid based on KR's performance         measured based on KR's total
                   through the date immediately           shareholder return ("TSR")
                   prior to the close of the              relative to peer companies for
                   Merger on a pro-rated basis.           the shortened performance
                                                          period beginning Nov. 1, 2005
                                                          through the date immediately
                                                          prior to the close of the
                                                          Merger.
                                                     o    Target award opportunities
                                                          will be pro-rated based on the
                                                          percentages determined by
                                                          dividing the time that has
                                                          elapsed since the original
                                                          grant date (i.e., 1/1/2006)
                                                          through the date immediately
                                                          prior to the close of the
                                                          Merger by (i) the period
                                                          attributable to the first
                                                          Performance Period ending in
                                                          December 2006 or (ii) the
                                                          period attributable to the
                                                          second Performance Period
                                                          ending in December 2007.
                                                     o    For each earned phantom
                                                          share determined based on KR's
                                                          TSR relative to peer companies,
                                                          employee will receive a cash
                                                          payment equal to $40 plus the
                                                          value of .5118th of a share of
                                                          McClatchy Class A stock.
                                                          Payments will be ordinary
                                                          income to the employee and
                                                          federal and state income and
                                                          employment tax withholding will
                                                          apply.  The price of McClatchy
                                                          stock will be determined on the
                                                          last trading day immediately
                                                          preceding the closing date.
------------------------------------------------------------------------------------------------------------------------------------
3-Year long term   RSU grants under the Equity       o    Performance will be               Payment will be made as soon as
plan RSUs          Incentive Plan will be paid            measured based on KR's TSR        practical on or after the close of the
                   based on KR's performance              relative to peer companies for    Merger.
                   through the date immediately           the shortened performance
                   prior to the close of the              period beginning Nov. 1, 2005
                   Merger on a pro-rated basis.           through the date immediately
                                                          prior to the close of the
                                                          Merger.
                                                     o    Target award opportunities
                                                          will be pro-rated based on the
                                                          percentage determined by
                                                          dividing the time that has
                                                          elapsed since the original
                                                          grant date (i.e., 1/1/2006)
                                                          through the date immediately
                                                          prior to the close of the
                                                          Merger by the 3-year commencing
                                                          January 1, 2006 and ending
                                                          December 31, 2008.

------------------------------------------------------------------------------------------------------------------------------------
                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     o    For each earned RSU
                                                          determined based on KR's TSR
                                                          relative to peer companies,
                                                          employee will receive a cash
                                                          payment equal to $40 plus the
                                                          value of .5118th of a share of
                                                          McClatchy Class A stock.
                                                          Payments will be ordinary
                                                          income to the employee and
                                                          federal and state income and
                                                          employment tax withholding will
                                                          apply.  The price of McClatchy
                                                          stock will be determined on the
                                                          last trading day immediately
                                                          preceding the closing date.
------------------------------------------------------------------------------------------------------------------------------------
Stock              KR vested stock options may be    For each KR stock option that has      Payment will be made as soon as
Options-vested     exercised up until the close of   not been exercised before the          practical on or after the close of the
                   the Merger (subject to the        Merger, employee will receive a cash   Merger.
                   terms of the applicable plan      payment equal to the excess, if any,
                   and insider trading rules).       of the sum of $40 plus the value of
                   FOR CORPORATE OFFICERS AND THE    .5118th of a share of McClatchy
                   BOARD OF DIRECTORS, THE WINDOW    Class A stock over the per share
                   PERIOD IS AND HAS BEEN CLOSED,    exercise price of the stock option.
                   AND IS EXPECTED TO REMAIN         Payments will be ordinary income to
                   CLOSED THROUGH THE CLOSE OF THE   the employee and federal and state
                   MERGER.                           income and employment tax
                                                     withholding will apply. The price of
                                                     McClatchy stock will be determined
                                                     on the last trading day immediately
                                                     preceding the closing date.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
Stock Options -    Unvested KR stock options will    For each KR stock option that has not  Payment will be made as soon as
unvested           become fully vested seven days    been exercised before the Merger,      practical on or after the close of the
                   prior to the close of the         employee will receive a cash payment   Merger.
                   Merger.  After that time, such    equal to the excess, if any, of the
                   options may be exercised any      sum of $40 plus the value of .5118th
                   time prior to the close of the    of a share of McClatchy Class A stock
                   Merger (subject to the terms of   over the per share exercise price of
                   the applicable plan and insider   the stock option.  Payments will be
                   trading rules).    FOR CORPORATE  ordinary income to the employee and
                   OFFICERS AND THE BOARD OF         federal and state income and
                   DIRECTORS, THE WINDOW PERIOD IS   employment tax withholding will
                   AND HAS BEEN CLOSED, AND IS       apply. The price of McClatchy stock
                   EXPECTED TO REMAIN CLOSED         will be determined using the closing
                   THROUGH THE CLOSE OF THE MERGER.  price on the last trading day immediately preceding the closing
                                                     date.
------------------------------------------------------------------------------------------------------------------------------------
Restricted         RSUs granted on December 16,      For each outstanding annual grant      Payment will be made as soon as
Stock Units        2005 in conjunction with the      RSU, employee will receive a cash      practical on or after the close of the
(Annual Grant)     annual equity grant will become   payment equal to the sum of $40 in     Merger.
                   fully vested immediately prior    cash plus the value of .5118 of a
                   to the close of the Merger and    share of McClatchy Class A stock.
                   the performance requirement will  Payments will be ordinary income to
                   be deemed to have been met.       the employee and federal and state
                                                     income and employment tax
                                                     withholding will apply. The price
                                                     of McClatchy stock will be determined
                                                     on the last trading day immediately
                                                     preceding the closing date.
------------------------------------------------------------------------------------------------------------------------------------
Employee Stock     CIC triggers plan termination at  For each full share of KR stock,       As soon as reasonably practical
Purchase Plan      the time of the close of the      employee will receive $40 and .5118th  following the close of the Merger, an
                   Merger.  Seven days prior to      of a share of McClatchy Class A        exchange agent will mail to each
                   close of the Merger, the final    stock.  Both the cash payment and the  record holder of Knight Ridder stock
                   ESPP purchase of shares from      McClatchy stock will be deposited in   instructions for surrendering KR
                   payroll deductions will occur.    their E*Trade account. For employees   shares.  Payment will be made as soon
                   Any dollars remaining in the      who have ESPP shares at the Bank of    as practical after the surrender of
                   employee's ESPP payroll           NY (BONY), the McClatchy shares will   such shares and completion of any
                   deduction account after the       be deposited in their brokerage        necessary documents.
                   final purchase will be refunded   account and a check for the cash
                   through payroll.                  portion will be paid to the
                                                     shareholder from the transfer agent.
                                                     No fractional shares of McClatchy
                                                     stock will be issued. Any fractional
                                                     shares of McClatchy stock to which
                                                     the employee would have been entitled
                                                     will be cashed out.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     MERGER AGREEMENT AND/OR PLAN
                   PROVISIONS ON CHANGE IN CONTROL       PAYOUT/CONVERSION CALCULATION       ANTICIPATED PAYMENT/ CONVERSION DATE
      PLAN            (CIC) OR UPON TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
3 week Payroll     Upon termination of               Amount of payback varies by            Payment will be deducted from final
Conversion         employment, employees who         individual.  Only employees who        paycheck.
Payback            have a 3-week payback             received the 3-week overpayment (due
(Only applies to   obligation will be required       to payroll conversion) have this
those who were     to reimburse the company          obligation.
Corporate          from their final paycheck.
employees at the
time of payroll
conversion)
------------------------------------------------------------------------------------------------------------------------------------
MBO Deferral Plan  In the event of a CIC,            Each equivalent of a share in the KR   Vanguard will collect tax withholding
                   Vanguard, the Trustee of          Stock Fund will be replaced with $40   elections and payment elections (i.e.,
                   the plan, is required to          plus the value of .5118th of a share   check or direct deposit).  As soon as
                   distribute all deferral           of McClatchy Class A stock.            practical after the close of the
                   accounts in a lump sum.                                                  Merger, payments will be made to
                                                     NOTE:  In order to allow purchases of  participants by Vanguard.
                                                     fractional shares, the KR Stock Fund
                                                     is made up of fractional units - not
                                                     by actual shares of KR stock. One
                                                     unit in the KR Stock Fund is equal to
                                                     approximately 1/4 of a KR share.

                                                     Participants will then receive a
                                                     lump sum payment equal to 100% of
                                                     their total deferral account balance,
                                                     paid as ordinary income.
------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT ADDITIONAL INFORMATION

         On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

         McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

         Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

                            Knight Ridder 2006 Goals

Circulation

> Knight Ridder will achieve copies and circulation revenue targets for Knight Ridder newspapers collectively

> Points: 20; 10, copies (4, daily; 6, Sunday); 10, revenue. In each case, points will be pro-rated for performance, with 7 points if performance is 1/2% under target; 4 points for 1% under target and no points if achievement falls 1 1/2% or more below target. *

> Interpolation to be used to determine exact number of points awarded for performance between percentages mentioned above.

Circulation mid-year grading

> At close of performance period, determine achievement, copies and revenue, using previous page formula, based on performance against budget up to the last date of performance period, with award pro-rated against annualized target award for portion of the year completed.

> Grading includes caps on counting NIE circulation (4% daily and 1% Sunday) and for "other circulation," including 3rd party and NIE (9% daily and Sunday) Content

Knight Ridder newspapers will improve reader perceptions collectively on these three of the seven tenets of good journalism:

1.)  Watchdog
2.)  Utility
3.)  People like me

>    Points: 10

> Methodology: Measured by year-over-year increases in the average percent of readers giving an excellent or very good rating on items included in these three categories of the 20-item KR Reader Survey; must achieve at least a one percentage point average increase

Content mid-year grading

> This goal cannot be graded mid-year, as it is based on an annual survey and so points should be awarded as though achieved. Revenue Knight Ridder will achieve targeted ad revenue performance - Points: 20. Award will be scaled for performance, with 14 points if achievement falls 1/2% short; 7 points if achievement is 1% short, and no points if achievement is 1 1/2% or more short of target

> Interpolation to be used to determine exact number of points awarded for performance between percentages mentioned above.

Revenue mid-year grading

> At close of performance period, determine achievement of total advertising revenue - core, non-core, print and online, using previous page formula, based on performance against budget up to the last date of performance period, with award pro-rated against annualized target award for portion of the year completed.

Knight Ridder Digital

> KR's top 9 newspapers collectively must achieve 6 percent growth (KR-wide budget for 2006) in local unique visitors above 2005 baseline

-    Points: 10
-    Methodology: comScore

>    Knight Ridder will achieve budgeted digital revenue

-    Points: 10

KR Digital mid-year grading

>    For  unique  visitors,   determine   performance  against  budget  for  the
     year-to-date   average  monthly  visitors,   then  pro-rate  award  against
     annualized target award for portion of the year completed.

> At close of performance period, determine achievement of total digital revenue, using previous page formula, based on performance against budget up to the last date of performance period, with award pro-rated against annualized target award for portion of the year completed.

Other (Targeted) Publications

> Knight Ridder will achieve revenue and profit growth targets from other publications*

- Points: 20, with 10 for achieving revenue target, and 10 for achieving profit target; all or nothing in each case

                        * Includes all print publications except core newspapers


Other (targeted) pubs mid-year grading

> At close of performance period, determine achievement of total revenue and profit growth from all print publications besides the core newspapers, using previous page formula, based on performance against budget up to the last date of performance period, with award pro-rated against annualized target award for portion of the year completed.

Diversity

> Knight Ridder will increase the percentage of women and minorities at the level of division director and above

> Points: 10; 7 points will be awarded if current diversity is maintained, 10 if it increases.

Diversity mid-year grading

> At end of performance period, measure diversity of division directors and above against end of 2005 baseline, and award points based on the previous page's formula, pro-rated against annualized target award for the portion of the year completed.

2006 goals

>    Circulation

-     20 pts

>     Content

-     10 pts

>     Advertising

-     20 pts

>     Digital Business

-     20 pts

>     Other Publications

-     20 pts

>     Diversity

-     10 pts
                              * Goals are all or nothing unless otherwise stated